UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D. C. 20549-1004

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 8, 2006


                               TRANS ENERGY, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


         Nevada                     0-23530                     93-0997412
-----------------------     ----------------------        ----------------------
(State of Incorporation)    Commission file number            (I.R.S. Employer
                                                            Identification No.)


                       PO Box 393, Saint Marys, WV 26170
               (Address of principal executive offices, zip code)


                                 (304) 422-4062
              (Registrant's telephone number, including area code)


                -------------------------------------------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM  4.01.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


         This Form 8-K/A amends that certain Form 8-K previously filed by Trans Energy, Inc. on September 13, 2006.

         (a) On September 8, 2006, HJ & Associates, LLC was terminated as the certifying accountant for Trans Energy, Inc. (the "Registrant").

         HJ & Associates, LLC has served from the inception of the Registrant as the certifying accountant for our financial statements. Its audit reports to our financial statements for the years ended December 31, 2005 and 2004, include a modification expressing substantial doubt as to our company's ability to continue as a going concern because we have (i) generated significant losses from operations; (ii) recorded a significant accumulated deficit; and (iii) have a working capital deficit. The audit reports contain no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principles.

         While HJ & Associates, LLC was engaged by the Registrant, there were no disagreements with HJ & Associates, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HJ & Associates, LLC would have caused HJ & Associates, LLC to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no "reportable events" as that term is defined in Item 304(a)(1)(iv) of Regulation S-B.

         The Registrant has provided HJ & Associates, LLC with a copy of the foregoing disclosure, and has requested that HJ & Associates, LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. The Registrant has filed as an Exhibit to this Form 8-K a copy of the letter from HJ & Associates, LLC required by Item 304 of Regulation S-B.

         (b) On September 8, 2006, the Registrant entered into an engagement letter with Malone & Bailey, PC to assume the role of its new certifying accountant. Malone & Bailey, PC has been asked to audit the year ended December 31, 2006. During the two most recent fiscal years and the subsequent interim periods prior to the engagement of Malone & Bailey, PC, the Registrant did not consult with Malone & Bailey, PC with regard to:

                  (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or

                  (ii) any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a)(1)(iv) of Regulation S-B).
                                      -2-

         The decision to change principal auditors and the engagement of the new principal auditor was recommended and approved by the Registrant's Board of Directors.

ITEM  9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

                  16.1 Letter from HJ & Associates, LLC, dated April 2, 2007, regarding its concurrence or disagreement with the statement made by the Registrant in the current report concerning the resignation of HJ & Associates, LLC as the Registrant's principal accountant.





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Trans Energy, Inc.


Date: April 2, 2007                  /s/ Lisa Corbitt
                                     -------------------------
                                     Lisa Corbitt
                                     Chief Financial Officer



                                  EXHIBIT INDEX


Exhibit Number                      Exhibit Contents
--------------                      ----------------

     16.1 Letter from HJ & Associates, LLC, dated April 2, 2007 regarding its concurrence or disagreement with the statement made by the Registrant in the current report concerning the resignation of HJ & Associates, LLC as the Registrant's principal accountant.



                                      -3-